EXHIBIT 99.1
FOR IMMEDIATE RELEASE

FROM: MSA Safety Incorporated
Ticker: MSA (NYSE)
Media Relations Contact: Mark Deasy (412) 559-8154
Investor Relations Contact: Larry De Maria (917) 245-7463

MSA Safety Announces Second Quarter 2025 Results

Second Quarter 2025 Highlights
•Achieved quarterly net sales of $474 million, a 3% GAAP increase and flat organic(a) year-over-year

•Generated GAAP operating income of $86 million, or 18.1% of sales, and adjusted operating income of $101 million, or 21.4% of sales

•Recorded GAAP net income of $63 million, or $1.59 per diluted share, and adjusted earnings of $76 million, or $1.93 per diluted share

•Acquired M&C TechGroup, a leading manufacturer of gas analysis and process safety technologies, in a transaction valued at $188 million, net of cash acquired
•Repurchased $30 million of common stock, invested $29 million for capital expenditures, including a strategic footprint investment, and paid $21 million of dividends

PITTSBURGH, August 4, 2025 - Global safety equipment and solutions provider MSA Safety Incorporated (NYSE: MSA) today reported financial results for the second quarter of 2025.

“Our second quarter financial performance demonstrates our team's commitment to our Accelerate strategy and creating long-term value for our stakeholders," said Steve Blanco, MSA Safety President and CEO. "Although we had a difficult comparison within our broader portfolio, leveraging the MSA Business System enabled strong backlog conversion of key customer orders, and we are energized by the momentum in our growth accelerator product categories of detection and fall protection. Lastly, we deployed capital for the acquisition of M&C TechGroup to expand our addressable market in detection, further diversify our end markets, and create a synergistic platform for growth in the gas analysis and process safety markets.”
(a) Definition of organic sales change provided on the bottom of page nine.
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Financial Highlights

	Three Months Ended June 30,			Six Months Ended June 30,
(In millions, except per share data and percentages)	2025	2024	% Change (a)	2025	2024	% Change (a)
Net Sales	$474.1	$462.5	3%	$895.5	$875.8	2%
GAAP
Operating income	85.9	99.9	(14)%	163.6	180.1	(9)%
% of Net sales	18.1%	21.6%	(350) bps	18.3%	20.6%	(230) bps
Net income	62.8	72.2	(13)%	122.4	130.4	(6)%
Diluted EPS	1.59	1.83	(13)%	3.10	3.30	(6)%
Non-GAAP
Adjusted EBITDA	$116.5	$121.9	(4)%	$218.0	$223.2	(2)%
% of Net sales	24.6%	26.4%	(180) bps	24.3%	25.5%	(120) bps
Adjusted operating income	101.4	108.2	(6)%	188.9	196.2	(4)%
% of Net sales	21.4%	23.4%	(200) bps	21.1%	22.4%	(130) bps
Adjusted earnings	75.9	79.7	(5)%	142.4	143.2	(1)%
Adjusted diluted EPS	1.93	2.01	(4)%	3.61	3.62	—%
Free cash flow	37.9	39.0	(3)%	88.9	78.6	13%
Free cash flow conversion	60%	54%		73%	60%
Americas Segment
Net sales	$320.1	$314.7	2%	$613.3	$610.2	—%
GAAP operating income	91.3	96.2	(5)%	167.8	180.3	(7)%
% of Net sales	28.5%	30.6%	(210) bps	27.4%	29.6%	(220) bps
Adjusted operating income	93.3	98.5	(5)%	172.0	184.7	(7)%
% of Net sales	29.1%	31.3%	(220) bps	28.0%	30.3%	(230) bps
International Segment
Net sales	$154.0	$147.8	4%	$282.2	$265.5	6%
GAAP operating income	12.2	22.8	(46)%	29.5	33.9	(13)%
% of Net sales	8.0%	15.4%	(740) bps	10.5%	12.8%	(230) bps
Adjusted operating income	20.2	24.3	(17)%	38.9	37.8	3%
% of Net sales	13.1%	16.4%	(330) bps	13.8%	14.2%	(40) bps
(a) Percentage change may not calculate exactly due to rounding.

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"Our balance sheet remains strong, enabling us to invest in growth and return cash to shareholders through our disciplined capital allocation strategy," stated Elyse Brody, Interim CFO of MSA Safety. "Highlights this quarter include the acquisition of M&C TechGroup, our 55th consecutive annual dividend increase, share repurchases, and a strategic footprint investment in Cranberry Township, Pa., to expand manufacturing and engineering capabilities at our detection Center of Excellence. We reaffirm our low-single-digit organic sales growth outlook for 2025 while actively preparing for a wide range of macro scenarios, including tariffs, industrial demand, and the timing of the National Fire Protection Association (NFPA) approval for our next-generation self-contained breathing apparatus (SCBA)," Brody added.
2025 Net Sales Outlook
The company maintained its low-single-digit full-year organic sales growth outlook for 2025, while acknowledging ongoing risk due to macroeconomic factors and the timing of the NFPA standard approval process.
Conference Call
MSA Safety will host a conference call on Tuesday, August 5, 2025, at 10:00 a.m. Eastern time to discuss its second quarter 2025 results and outlook. The call and an accompanying slide presentation will be webcast at http://investors.msasafety.com/ under the “News and Events” tab, subheading “Events & Presentations.” Investors and interested parties can also dial into the call at 1-844-854-4415 (toll-free) or 1-412-902-6599 (international). When prompted, please instruct the operator to be joined into the MSA Safety Incorporated conference call. A replay of the conference call will be available at http://investors.msasafety.com/ shortly after the conclusion of the presentation and will be available for the next 90 days.

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MSA Safety Incorporated
Condensed Consolidated Statements of Income (Unaudited)
(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024

Net sales	$474,116	$462,463	$895,456	$875,765
Cost of products sold	253,406	239,434	481,351	457,205
Gross profit	220,710	223,029	414,105	418,560

Selling, general and administrative	112,078	105,075	206,042	199,226
Research and development	16,996	17,070	32,665	32,988
Restructuring charges	488	1,543	2,412	4,560
Currency exchange losses (gains), net	5,286	(603)	9,363	1,730
Operating income	85,862	99,944	163,623	180,056

Interest expense	8,116	9,664	14,951	20,403
Other income, net	(5,000)	(4,148)	(12,022)	(10,382)
Total other expense, net	3,116	5,516	2,929	10,021

Income before income taxes	82,746	94,428	160,694	170,035
Provision for income taxes	19,973	22,194	38,316	39,662
Net income	$62,773	$72,234	$122,378	$130,373

Earnings per share attributable to common shareholders:
Basic	$1.60	$1.83	$3.11	$3.31
Diluted	$1.59	$1.83	$3.10	$3.30

Basic shares outstanding	39,258	39,389	39,296	39,375
Diluted shares outstanding	39,359	39,541	39,430	39,549

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MSA Safety Incorporated
Condensed Consolidated Balance Sheets (Unaudited)
(In thousands)

	June 30, 2025	December 31, 2024

Assets
Cash and cash equivalents	$146,988	$164,560
Trade receivables, net	333,754	279,213
Inventories	343,883	296,796
Other current assets	62,836	62,461
Total current assets	887,461	803,030

Property, plant and equipment, net	279,419	211,865
Prepaid pension cost	234,355	224,638
Goodwill	733,245	620,895
Intangible assets, net	310,934	246,437
Other noncurrent assets	104,797	98,919
Total assets	$2,550,211	$2,205,784

Liabilities and shareholders' equity
Notes payable and current portion of long-term debt, net	$8,383	$26,391
Accounts payable	126,421	108,163
Other current liabilities	150,660	153,539
Total current liabilities	285,464	288,093

Long-term debt, net	670,965	481,622
Pensions and other employee benefits	152,344	134,251
Deferred tax liabilities	132,696	107,691
Other noncurrent liabilities	56,100	50,808
Total shareholders' equity	1,252,642	1,143,319
Total liabilities and shareholders' equity	$2,550,211	$2,205,784

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MSA Safety Incorporated
Condensed Consolidated Statements of Cash Flows (Unaudited)
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024

Net income	$62,773	$72,234	$122,378	$130,373
Depreciation and amortization	18,099	16,047	34,350	31,605
Change in working capital and other operating	(13,654)	(34,979)	(27,677)	(57,790)
Cash flow from operating activities	67,218	53,302	129,051	104,188

Capital expenditures	(29,334)	(14,341)	(40,118)	(25,560)
Acquisitions, net of cash acquired	(187,774)	—	(187,774)	—
Property disposals and other investing	1	74	19	74
Cash flow used in investing activities	(217,107)	(14,267)	(227,873)	(25,486)

Change in debt	172,686	(8,250)	165,220	(13,260)
Cash dividends paid	(20,848)	(20,099)	(40,881)	(38,589)
Company stock purchases under repurchase program	(29,998)	(10,000)	(39,994)	(10,000)
Other financing	(2,249)	(284)	(10,366)	(5,869)
Cash flow from (used in) financing activities	119,591	(38,633)	73,979	(67,718)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	6,949	(1,881)	7,692	(10,557)

(Decrease)/Increase in cash, cash equivalents and restricted cash	$(23,349)	$(1,479)	$(17,151)	$427

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MSA Safety Incorporated
Sales by Product Group (Unaudited)
(In thousands, except percentages)

Three Months Ended June 30, 2025	Consolidated		Americas		International
	Dollars	Percent	Dollars	Percent	Dollars	Percent
Detection(a)	$193,835	41%	$127,174	40%	$66,661	43%
Fire Service(b)	163,306	34%	110,815	35%	52,491	34%
Industrial PPE and Other(c)	116,975	25%	82,150	25%	34,825	23%
Total	$474,116	100%	$320,139	100%	$153,977	100%

Three Months Ended June 30, 2024	Consolidated		Americas		International
	Dollars	Percent	Dollars	Percent	Dollars	Percent
Detection(a)	$170,848	37%	$111,405	35%	$59,443	40%
Fire Service(b)	172,269	37%	118,487	38%	53,782	37%
Industrial PPE and Other(c)	119,346	26%	84,819	27%	34,527	23%
Total	$462,463	100%	$314,711	100%	$147,752	100%

Six Months Ended June 30, 2025	Consolidated		Americas		International
	Dollars	Percent	Dollars	Percent	Dollars	Percent
Detection(a)	$354,906	40%	$237,065	39%	$117,841	42%
Fire Service(b)	313,922	35%	216,722	35%	97,200	34%
Industrial PPE and Other(c)	226,628	25%	159,512	26%	67,116	24%
Total	$895,456	100%	$613,299	100%	$282,157	100%

Six Months Ended June 30, 2024	Consolidated		Americas		International
	Dollars	Percent	Dollars	Percent	Dollars	Percent
Detection(a)	310,064	35%	207,700	34%	102,364	38%
Fire Service(b)	335,962	39%	240,738	39%	95,224	36%
Industrial PPE and Other(c)	229,739	26%	161,811	27%	67,928	26%
Total	$875,765	100%	$610,249	100%	$265,516	100%
(a) Detection includes Fixed Gas and Flame Detection and Portable Gas detection. Detection includes sales from M&C TechGroup Germany GmbH and its affiliated companies ("M&C"), acquired by the Company, from May 6th, 2025, onward (Americas and International).
(b) Fire Service includes Breathing Apparatus and Firefighter Helmets and Protective Apparel.
(c) Industrial PPE and Other includes Industrial Head Protection, Fall Protection and Non-Core.

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MSA Safety Incorporated
Reconciliation of Non-GAAP Financial Measures
Organic sales change (Unaudited)

Consolidated

	Three Months Ended June 30, 2025
	Detection(a)	Fire Service(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	13%	(5)%	(2)%	3%
Currency translation effects	—%	(1)%	1%	(1)%
Less: Acquisitions	(7)%	—%	—%	(2)%
Organic sales change	6%	(6)%	(1)%	—%

	Six Months Ended June 30, 2025
	Detection(a)	Fire Service(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	14%	(7)%	(1)%	2%
Currency translation effects	1%	—%	2%	1%
Less: Acquisitions	(4)%	—%	—%	(1)%
Organic sales change	11%	(7)%	1%	2%

Americas Segment

	Three Months Ended June 30, 2025
	Detection(a)	Fire Service(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	14%	(6)%	(3)%	2%
Plus: Currency translation effects	1%	—%	2%	1%
Less: Acquisitions	(3)%	—%	—%	(1)%
Organic sales change	12%	(6)%	(1)%	2%

	Six Months Ended June 30, 2025
	Detection(a)	Fire Service(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	14%	(10)%	(1)%	1%
Plus: Currency translation effects	1%	—%	3%	1%
Less: Acquisitions	(1)%	—%	—%	(1)%
Organic sales change	14%	(10)%	2%	1%

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International Segment

	Three Months Ended June 30, 2025
	Detection(a)	Fire Service(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	12%	(2)%	1%	4%
Plus: Currency translation effects	(4)%	(4)%	(3)%	(3)%
Less: Acquisitions	(11)%	—%	—%	(5)%
Organic sales change	(3)%	(6)%	(2)%	(4)%

	Six Months Ended June 30, 2025
	Detection(a)	Fire Service(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	15%	2%	(1)%	6%
Plus: Currency translation effects	(1)%	(1)%	(1)%	(1)%
Less: Acquisitions	(7)%	—%	—%	(2)%
Organic sales change	7%	1%	(2)%	3%

(a) Detection includes Fixed Gas and Flame Detection and Portable Gas Detection. Detection includes sales from M&C, acquired by the Company, from May 6th, 2025, onward (Americas and International).
(b) Fire Service includes Breathing Apparatus and Firefighter Helmets and Protective Apparel.
(c) Industrial PPE and Other includes Industrial Head Protection, Fall Protection and Non-Core.
Management believes that organic sales change is a useful metric for investors, as foreign currency translation, acquisitions and divestitures can have a material impact on sales change trends. Organic sales change highlights ongoing business performance excluding the impact of fluctuating foreign currencies, acquisitions and divestitures. There can be no assurances that MSA's definition of organic sales change is consistent with that of other companies. As such, management believes that it is appropriate to consider sales change determined on a GAAP basis in addition to this non-GAAP financial measure.

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MSA Safety Incorporated
Reconciliation of Non-GAAP Financial Measures
Adjusted operating income (Unaudited)
Adjusted EBITDA (Unaudited)
(In thousands)

	Three months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024

Adjusted EBITDA	$116,513	$121,931	$217,979	$223,185
Less:
Depreciation and amortization	15,079	13,741	29,043	26,985
Adjusted operating income	101,434	108,190	188,936	196,200
Less:
Restructuring charges	488	1,543	2,412	4,560
Currency exchange losses (gains), net	5,286	(603)	9,363	1,730
Acquisition-related amortization	3,153	2,306	5,439	4,620
Net cost for product related legal matter	—	5,000	—	5,000
Transaction costs (a)	6,645	—	8,099	234
GAAP operating income	85,862	99,944	163,623	180,056
Less:
Interest expense	8,116	9,664	14,951	20,403
Other income, net	(5,000)	(4,148)	(12,022)	(10,382)
Income before income taxes	82,746	94,428	160,694	170,035
Provision for income taxes	19,973	22,194	38,316	39,662
Net income	$62,773	$72,234	$122,378	$130,373
(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred in connection with acquisitions and divestitures. These costs are included in selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Income.

Adjusted operating income, adjusted operating margin, adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) and adjusted EBITDA margin are non-GAAP financial measures and operating ratios derived from non-GAAP measures. Adjusted operating income is defined as operating income excluding restructuring charges, currency exchange gains / losses, acquisition-related amortization, net cost for product related legal matter and transaction costs. Adjusted operating margin is defined as adjusted operating income divided by net sales to external customers. Adjusted EBITDA is defined as adjusted operating income plus depreciation and amortization, and adjusted EBITDA margin is defined as adjusted EBITDA divided by net sales to external customers. These metrics are consistent with how management evaluates segment results and makes strategic decisions about the business. Additionally, these non-GAAP financial measures provide information useful to investors in understanding our operating performance and trends, and to facilitate comparisons with the performance of our peers. Adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are not recognized terms under GAAP, and therefore do not purport to be alternatives to operating income or operating margin as a measure of operating performance. The company's definition of adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. As such, management believes that it is appropriate to consider operating income and net income determined on a GAAP basis in addition to these non-GAAP measures.

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MSA Safety Incorporated
Reconciliation of Non-GAAP Financial Measures
Adjusted earnings (Unaudited)
Adjusted diluted earnings per share (Unaudited)
(In thousands, except per share amounts and percentages)

	Three Months Ended June 30,			Six Months Ended June 30,
	2025	2024	% Change	2025	2024	% Change

Net income	$62,773	$72,234	(13)%	$122,378	$130,373	(6)%

Currency exchange losses (gains), net	5,286	(603)		9,363	1,730
Restructuring charges	488	1,543		2,412	4,560
Transaction costs (a)	6,645	—		8,099	234
Acquisition-related amortization	3,153	2,306		5,439	4,620
Asset related losses	884	701		892	752
Pension settlement	721	1,308		721	1,308
Net cost for product related legal matter	—	5,000		—	5,000
Income tax expense on adjustments	(4,021)	(2,827)		(6,937)	(5,417)
Adjusted earnings	$75,929	$79,662	(5)%	$142,367	$143,160	(1)%

Adjusted diluted earnings per share	$1.93	$2.01	(4)%	$3.61	$3.62	0%

Diluted shares outstanding	39,359	39,541		39,430	39,549
(a)Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred in connection with acquisitions and divestitures. These costs are included in Selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Income.

Management believes that adjusted earnings and adjusted diluted earnings per share are useful measures for investors, as management uses these measures to internally assess the company’s performance and ongoing operating trends. There can be no assurances that additional special items will not occur in future periods, nor that MSA's definition of adjusted earnings is consistent with that of other companies. As such, management believes that it is appropriate to consider both net income determined on a GAAP basis as well as adjusted earnings.

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MSA Safety Incorporated
Reconciliation of Non-GAAP Financial Measures
Debt to adjusted EBITDA / Net debt to adjusted EBITDA (Unaudited)
(In thousands)

Twelve Months Ended June 30, 2025
Operating income	$372,744
Depreciation and amortization	57,217
Restructuring charges	4,249
Currency exchange losses, net	11,271
Acquisition-related amortization	9,994
Transaction costs (a)	8,751
Adjusted EBITDA	$464,226

Total end-of-period debt	679,348

Debt to adjusted EBITDA	1.5

Total end-of-period debt	$679,348
Total end-of-period cash and cash equivalents	146,988
Net debt	$532,360

Net debt to adjusted EBITDA	1.1
(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred in connection with acquisitions and divestitures. These costs are included in Selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Income.

Management believes that Debt to adjusted EBITDA and Net debt to adjusted EBITDA are useful measures for investors, as management uses these measures to internally assess the company’s liquidity and balance sheet strength. There can be no assurances that that MSA's definition of Debt to adjusted EBITDA and Net debt to adjusted EBITDA is consistent with that of other companies.

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About MSA Safety:
MSA Safety Incorporated (NYSE: MSA) is the global leader in advanced safety products, technologies and solutions. Driven by its singular mission of safety, the Company has been at the forefront of safety innovation since 1914, protecting workers and facility infrastructure around the world across a broad range of diverse end markets while creating sustainable value for shareholders. With 2024 revenues of $1.8 billion, MSA Safety is headquartered in Cranberry Township, Pennsylvania and employs a team of over 5,000 associates across its more than 40 international locations. For more information, please visit www.MSASafety.com.
Cautionary Statement Regarding Forward-Looking Statements:
Except for historical information, certain matters discussed in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance and involve various assumptions, known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or other comparable words. Actual results, performance or outcomes may differ materially from those expressed or implied by these forward-looking statements and may not align with historical performance and events due to a number of factors, including those discussed in the sections of our annual report on Form 10-K entitled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors,” and those discussed in our Form 10-Q quarterly reports filed after such annual report. MSA’s SEC filings are readily obtainable at no charge at www.sec.gov, as well as on its own investor relations website at http://investors.MSAsafety.com. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements, and caution should be exercised against placing undue reliance upon such statements, which are based only on information currently available to us and speak only as of the date hereof. We are under no duty to update publicly any of the forward-looking statements after the date of this earnings press release, whether as a result of new information, future events or otherwise, except as required by law.
Non-GAAP Financial Measures:
This press release includes certain non-GAAP financial measures. These financial measures include organic sales change, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted earnings, adjusted earnings per diluted share, debt to adjusted EBITDA, and net debt to adjusted EBITDA. These non-GAAP financial measures provide information useful to investors in understanding our operating performance and trends, and to facilitate comparisons with the performance of our peers. Management also uses these measures internally to assess and better understand our underlying business performance and trends related to core business activities. The non-GAAP financial measures and key performance indicators we use, and computational methods with respect thereto, may differ from the non-GAAP financial measures and key performance indicators, and computational methods, that our peers use to assess their performance and trends.
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The presentation of these non-GAAP financial measures does not comply with U.S. generally accepted accounting principles ("GAAP"). These non-GAAP financial measures should be viewed as supplemental in nature, and not as a substitute for, or superior to, our reported results prepared in accordance with GAAP. When non-GAAP financial measures are disclosed, the Securities and Exchange Commission's Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. For an explanation of these measures, with a reconciliation to the most directly comparable GAAP financial measure, see the Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures in the financial tables section above.

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